Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Summit Infrastructure Group, Inc.
22375 Broderick Drive, Suite 165
Dulles, Virginia 20166

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Summit Infrastructure Group, Inc. (the “Company”) and Barclays Capital, Inc. (“Barclays” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of dark fiber contracts and the related cables in conjunction with the proposed offering of Summit Issuer, LLC Secured Dark Fiber Network Revenue Notes, Series 2020-1.

The Company is responsible for the information provided to us, including the information set forth in the Contract Data File or Cable Data File (each as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 27, 2020, representatives of Barclays, on behalf of the Company, provided us with (i) a computer-generated data file and related record layout (the “Contract Data File”) containing data, as represented to us by the Company, as of September 30, 2020, with respect to 496 dark fiber contracts (the “Dark Fiber Contracts”) and (ii) a listing (the “Contract Sample Listing”) that included 75 Dark Fiber Contracts (the “Sample Contracts.”) We make no representations as to the selection criteria used in determining the Sample Contracts.

Further, on November 2, 2020, representatives of Barclays, on behalf of the Company, provided us with (i) a computer-generated data file and related record layout (the “Cable Data File”) containing data, as represented to us by the Company, as of September 30, 2020, with respect to 1,130 dark fiber cables (the “Dark Fiber Cables”) and (ii) a listing (the “Cable Sample Listing”) that included 25 Dark Fiber Cables (the “Sample Cables”). We make no representations as to the selection criteria used in determining the Sample Cables.

File Review Procedures of the Sample Contracts:

For each of the Sample Contracts, we performed comparisons of the dark fiber contract characteristics (the “Dark Fiber Contract Characteristics”) set forth on the Contract Data File and indicated below.

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Dark Fiber Contract Characteristics

1.	Project ID (for informational purposes only)	8.	MRR with CPI
2.	Customer	9.	Service type
3.	Term	10.	Billing start date
4.	Signature date	11.	A location
5.	MRR	12.	Z location
6.	NRC	13.	Rating
7.	Escalation provisions	14.	Billing end date

We compared Dark Fiber Contract Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Service Order.”

We compared Dark Fiber Contract  Characteristics 9. and 10. to the corresponding information set forth on or derived from the “Completion Certificate.”

We compared Dark Fiber Contract Characteristics 11. and 12. to the corresponding information set forth on or derived from the Service Order or the Completion Certificate.

We compared Dark Fiber Contract Characteristic 13. to the “Rating Spreadsheet” provided to us by Barclays, on behalf of the Company, on October 27, 2020.

With respect Dark Fiber Contract Characteristic 14., we recomputed the billing end date by adding the term (as set forth on the Service Order) to the billing start date (as set forth on the Completion Certificate).  We compared the results of such recomputations to the corresponding information set forth on the Contract Data File.

The dark fiber contract documents indicated above and any other related documents provided in support of the Dark Fiber Contract Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Dark Fiber Contract Documentation.”

For the purposes of such comparisons and at your instruction:

•	with respect to our comparison of Dark Fiber Contract Characteristic 4., differences of 30 days or less are deemed to be “in agreement;” and

•
with respect to Dark Fiber Contract Characteristic 8., for the Sample Contracts indicated in Appendix A, we observed a difference with respect to the MRR with CPI set forth on the Contract Data File when compared to the MRR with CPI set forth on the Service Order.  For such Sample Contracts, we were instructed to perform an additional procedure and compare the MRR with CPI set forth on the Contract Data File to the MRR with CPI set forth on  the “Invoice”. Further, differences of $1.00 or less are deemed to be “in agreement.”

File Review Procedures of the Sample Cables:

For each of the Sample Cables, we performed comparisons of the dark fiber cable characteristics (the “Dark Fiber Cable Characteristics”) set forth on the Cable Data File and indicated below.

Dark Fiber Cable Characteristics

1.	Name (for informational purposes only)	8.	Cable length
2.	Object ID (for informational purposes only)	9.	A location
3.	Installation date	10.	Z location
4.	Owner	11.	Route description
5.	Metro	12.	Single mode availability
6.	Status	13.	Total fiber feet
7.	Fiber count	14.	Available fiber feet

We compared Dark Fiber Cable Characteristics 3. through 11. to the corresponding information set forth on the Company’s “Wavepoint System.”  Further, with respect to our comparison of Dark Fiber Cable Characteristic 3., differences of 1 day are deemed to be in agreement.

We compared Dark Fiber Cable Characteristic 12. to a query from the Company’s Wavepoint System as of September 30, 2020 (the “Wavepoint Query”).

With respect to Dark Fiber Cable Characteristic 13., we recomputed the total fiber feet as the product of (i) the fiber count and (ii) the cable length (each as set forth on the Wavepoint System).  We compared the results of such recomputations to the corresponding information set forth on the Cable Data File.

With respect to Cable Characteristic 14., we recomputed the available fiber feet as the product of (i) the cable length (as set forth on the Wavepoint System) and (ii) the single mode availability (as set forth on the Wavepoint Query).  We compared the results of such recomputations to the corresponding information set forth on the Cable Data File.

The dark fiber cable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Dark Fiber Cable Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Dark Fiber Cable Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Dark Fiber Contract Documentation or Dark Fiber Cable Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Dark Fiber Contract Documentation and Dark Fiber Cable Documentation.  In addition, we make no representations as to whether the Dark Fiber Contract Documentation or Dark Fiber Cable Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts or Sample Cables, respectively.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Dark Fiber Contract Characteristics and Dark Fiber Cable Characteristics set forth on the Contract Data File or Cable Data File, as applicable, were found to be in agreement with the above mentioned Dark Fiber Contract Documentation and Dark Fiber Cable Documentation, except as indicated in Appendix B.  Supplemental information is contained in Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Dark Fiber Contracts or Dark Fiber Cables underlying the Contract Data File or Cable Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Dark Fiber Contracts or Dark Fiber Cables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deoitte & Touche LLP

November 23, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 23, 2020.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Dark Fiber Contract Characteristic 8. for the following Sample Contracts:

0296
0348
0986

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 23, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in signature date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 23, 2020

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Contract number	Dark Fiber Contract Characteristic	Characteristic set forth on the Contract Data File	Characteristic set forth on the Service Order

1	0246	Signature date	1/1/2013	11/20/2013
1	0595	Signature date	9/30/2016	1/12/2017

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.